UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2024, Job Mobz and the Company entered into an Amendment to the Asset Purchase Agreement (Exhibit 2.1) (“Job Mobz Amendment”). The Job Mobz Amendment amends the Asset Purchase Agreement signed August 16, 2023 by extending the Closing Date until 5 p.m. Pacific Time on June 30, 2024. The Company will receive a non-refundable payment of one hundred thousand ($100,000) from Job Mobz within two days and an additional one hundred and fifty thousand ($150,000) within thirty (30) days. The payment of two hundred and fifty thousand ($250,000) shall be credited towards and count against the cash portion of the Purchase Price from the original Asset Purchase Agreement. The Job Mobz Amendment also describes certain details regarding Stock Compensation and Sales and Expenses. Except as amended by the Job Mobz Amendment, the existing agreement shall remain in full force and effect in all respects. All descriptions of the Job Mobz Amendment herein are qualified in their entirety by reference to the text of the Amendment filed as Exhibits 2.1 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Officer and Director Appointment

Granger Whitelaw - Appointment as Chief Executive Officer

On March 7, 2024, Miles Jennings resigned as Chief Executive Officer and President of Recruiter.com Group, Inc. (the “Company”), and effective as of March 7, 2024, the Company appointed Granger Whitelaw as the Company’s new Chief Executive Officer and President.  Miles Jennings will continue in his role as a member of the board and interim Chief Financial Officer.

Mr. Whitelaw, 57, brings the Company over 30 years of executive experience in finance, operations, sales, marketing, mergers, public offerings, private equity financings, corporate governance and business development. He has successfully built and advised multiple businesses across several industries, including media, aviation, racing, entertainment, software, technology, consumer products and real estate, both in the U.S. and internationally.  Since July 12, 2023, he has served as the CEO of GoLogiq, Inc.  Over the last several years, he has worked for The Vietnam Group, a business advisory and consulting firm based in Ho Chi Minh City that provides supply chain, financial, governmental and digital services. He is the founder and CEO of the Raybar Group, a global management consulting agency that includes subsidiary companies such as The Vietnam Group, Transpacific Media, Pharmacy Advisors Limited, ParaStem Health, as well as the Lotus Talks podcast.

He is a founding benefactor of the XPrize Foundation and the co-founder and CEO of the Rocket Racing League, where he led the development of software, gaming platforms, and aeronautic technology development. He founded EBS Ltd in Bermuda, an early SaaS software company.  He also served as EVP of CoreCommerce, a leading SaaS eCommerce platform acquired in 2016 by a group of entrepreneurs and business executives. He is a founding partner of TrendSphere, a Think Tank for CIOs. He also earlier served as banker at a leading investment bank, Cowan Financial Group, in New York City.

As an avid philanthropist, Whitelaw has founded several organizations aimed at making a difference in the world. This includes the Amber Development Group for the Amber Alert program, a technology platform that helps to locate missing children.

He serves on the board of directors for GoLogiq, Inc. since March 15, 2022 and BZani Animation. He previously served on the board of directors of Coffee Masters, Vemics, 360 Global Wine Co, and TRG International. He also served as chairman of the board for Benfe Motors, an electric motorcycle manufacturer and distributor in Southeast Asia.

Appointment as Director

On March 7, 2024, the Company accepted the resignation of Robert Heath and appointed Granger Whitelaw to the Company’s Board of Directors. There was no arrangement or understanding between Mr. Whitelaw and any other person with respect to his appointment to the Board of Directors.  There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Whitelaw or any member of his immediate family, had, or will have, a direct or indirect material interest.

Director Appointment

On March 7, 2024, the Company accepted the resignation of Timothy O’Rourke and appointed Lillian Mbeki as an independent director to the Company’s Board of Directors. Ms. Mbeki has been the Chief Executive Officer of ELLEM Marketing & Communications LTD since July 2013. She was awarded a Doctorate in Business Administration from Edinburgh Business School, Herriot Watt University, UK in 2015, a Master of Science in Health Systems Management from Kenyatta University, Kenya in 2011, a MBA with Specialism in Strategy & Negotiation from Edinburgh Business School, Herriot Watt University, UK in 2011 and a Bachelor of Science in Nursing from University of Nairobi, Kenya in 2000.

Ms. Mbeki will serve on the Board’s Audit, Compensation, and Nominating Committees. Ms. Mbeki will be eligible to receive compensation for her service on the Board of Directors consistent with that provided to all non-employee directors, which is described under the caption “Compensation of Non-Employee Directors” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2024, as adjusted by the Board of Directors from time to time. There was no arrangement or understanding between Ms. Mbeki and any other person with respect to her appointment to the Board of Directors. There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Mbeki or any member of her immediate family, had, or will have, a direct or indirect material interest.

Item 7.01 Regulation FD Disclosure

On March 11, 2024, the Company, issued a press release announcing the date for the annual shareholder meeting, the appointment of Granger Whitelaw as CEO, and the appointment of Granger Whitelaw and Lillian Mbeki to the Board of Directors. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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(d) Exhibits

Exhibit No.	Description
2.1	Amendment with Job Mobz
99.1	Press release dated March 11, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2024

Recruiter.com Group, Inc.

/s/ Granger Whitelaw
Granger Whitelaw
Chief Executive Officer

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